UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 4, 2001

                           Northport Investments Inc.
             (Exact name of Registrant as specified in its charter)

   Nevada                       000-28235                         98-0204677
(State or Other              (Commission File                    (IRS Employer
Jurisdiction of                  Number)                         Identification
Incorporation)                                                      Number)

Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada     V5J 5H7
               (Address of principal executive offices)               (Zip Code)

                                 (604)-438-3598
              (Registrant's telephone number, including area code)


Item 5.  Other - Change of Directors

         On October 4, 2001, Devinder Randhawa, Chairman and President, and Bob Hemmerling, Director, Secretary and Treasurer tendered their resignations, which were accepted. Neither director had a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. Yan Zhao, who will serve as Chairman and President, Zhong Bo Jia, who will serve as Vice President and Treasurer and Richard Wang, who will serve as Secretary were elected by unanimous consent. Their election will be approved by shareholders at the next annual meeting. Biographies of the new directors are provided below:

Yan Zhou - Chairperson and President

Yan Zhou is currently Chairperson and President of a Dalian, China based software development company, Dalian Beigang Information Industry Development Co Ltd., which she co-founded in 1997. Prior to 1997, she spent five years as general manager of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1992, she was general manager of the Dalian Post and Telecommunication Bureau. Yan Zhou is a 1976 Bachelor of Science graduate of Chang Chun Post and Telecommunications College.

Zhong Bo Jia - Vice President and Director

From 1992 until co-founding Dalian Beigang Information Industry Development Co Ltd., a Dalian China based software development company in 1997, Mr. Jia was President of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1973 and from 1977 to 1992, he was with the Dalian Post and Telecommunication Bureau as Vice General Manager. Mr. Jia is a 1977 Bachelor of Science graduate from Beijing Post and Telecommunication University.

Richard Wang - Director and Secretary

Richard Wang, a Canadian citizen residing in Vancouver, BC, Canada, has founded several North American businesses in areas of motion picture productions, over the counter medicine & health food products distribution, general merchandise export & import. He has been involved in all aspects of new product research and development in USA, Canada and Asia, including electronic medical devices, electronic security monitoring system, and water-resistant and child-resistant electronic lighters, which are approved by Consumer Product Safety Commission of United States. Mr. Wang has served as Chief Operating Officer and director of TEDA Technologies International Inc. and Digital Village World Technologies Inc. since February 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Northport Investments Inc.
                                    Registrant


DATED:  November 27, 2001           By:     /s/ Richard Wang                   ,
                                       ----------------------------------------
                                          Director and Secretary








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